UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

JM GLOBAL HOLDING COMPANY

(Name of Registrant as Specified in its Charter)

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JM GLOBAL HOLDING COMPANY
1615 South Congress Avenue
Suite 103

Delray Beach, Florida 33445

To the Stockholders of JM Global Holding Company:

You are cordially invited to attend the 2016 annual meeting of stockholders (the “Annual Meeting”) of JM Global Holding Company (the “Company”) to be held on Tuesday, December 20, 2016 at 10:00 a.m., local time, at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105 to consider and vote upon the following proposals:

1.	To elect four directors to serve as Class I directors on the Company’s Board of Directors (the “Board”) until the 2018 annual meeting of stockholders or until their successors are elected and qualified;
2.	To ratify the selection by our Audit Committee of WithumSmith+Brown, PC (“Withum”) to serve as our independent registered public accounting firm for the year ending December 31, 2016; and
3.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE FOR DIRECTOR AND “FOR” THE RATIFICATION OF WITHUM TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

The Board has fixed the close of business on November 16, 2016 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the proxy statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.

By Order of the Board,

/s/ Tim Richerson
Chief Executive Officer

This proxy statement is dated November 22, 2016
and is being mailed with the form of proxy on or shortly after November 22, 2016.

IMPORTANT

Whether or not you expect to attend the Annual Meeting, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting or vote in person at the Annual Meeting.

PLEASE NOTE:  If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors or with respect to executive compensation unless you direct the nominee holder how to vote, by returning your proxy card or by following the instructions contained on the proxy card or voting instruction form, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

JM GLOBAL HOLDING COMPANY
1615 South Congress Avenue
Suite 103

Delray Beach, Florida 33445

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 20, 2016

To the Stockholders of JM Global Holding Company:

NOTICE IS HEREBY GIVEN that the 2016 annual meeting of stockholders (the “Annual Meeting”) of JM Global Holding Company, a Delaware corporation (the “Company”), will be held on Tuesday, December 20, 2016 at 10:00 a.m., local time, at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, to consider and vote upon the following proposals:

1.	To elect four directors to serve as Class I directors on the Company’s Board of Directors (the “Board”) until the 2018 annual meeting of stockholders or until their successors are elected and qualified;
2.	To ratify the selection by our Audit Committee of WithumSmith+Brown, PC (“Withum”) to serve as our independent registered public accounting firm for the year ending December 31, 2016; and
3.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Only stockholders of record of the Company as of the close of business on November 16, 2016 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Each share of common stock entitles the holder thereof to one vote.

Your vote is important. Proxy voting permits stockholders unable to attend the Annual Meeting to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card, or submit your proxy by telephone, fax, or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board of Directors. You can change your voting instructions or revoke your proxy at any time prior to the Annual Meeting by following the instructions included in this proxy statement and on the proxy card.

Even if you plan to attend the Annual Meeting in person, it is strongly recommended you complete and return your proxy card before the Annual Meeting date to ensure that your shares will be represented at the Annual Meeting if you are unable to attend. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. You may also access our proxy materials at the following website: http://www.cstproxy.com/jmglobalholdingcompany/2016.

By Order of the Board,

/s/ Tim Richerson
Chief Executive Officer

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JM GLOBAL HOLDING COMPANY
1615 South Congress Avenue
Suite 103

Delray Beach, FL 33445

PROXY STATEMENT

2016 ANNUAL MEETING OF STOCKHOLDERS
To be held on Tuesday, December 20, 2016, at 10:00 a.m., local time at the offices of Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, New York 10105

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why did you send me this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or “Board”) of JM Global Holding Company, a Delaware corporation (the “Company,” “we,” us,” and “our”), for use at the annual meeting of stockholders (the “Annual Meeting”) to be held on Tuesday, December 20, 2016 at 10:00 a.m., local time, at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting. This proxy statement and the enclosed proxy card were first sent to the Company’s stockholders on or about November 22, 2016.

What is included in these materials?

These materials include:

●	This Proxy Statement for the Annual Meeting; and

●	The Company’s Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission (the “SEC”) on March 28, 2016.

What proposals will be addressed at the Annual Meeting?

Stockholders will be asked to consider the following proposals at the Annual Meeting:

1.	To elect four directors to serve as Class I directors on the Board until the 2018 annual meeting of stockholders or until their successors are elected and qualified; and

2.	To ratify the selection by our Audit Committee of Withum to serve as our independent registered public accounting firm for the year ending December 31, 2016.

We will also consider any other business that properly comes before the Annual Meeting.

How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that stockholders vote “FOR” each nominee for Director and “FOR” the ratification of the selection of Withum as our independent registered public accounting firm.

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Who may vote at the Annual Meeting of stockholders?

Stockholders who owned shares of the Company’s common stock, par value $.0001 per share, as of the close of business on November 16, 2016 are entitled to vote at the Annual Meeting. As of the Record Date, there were 6,562,500 shares of our common stock issued and outstanding.

How many votes must be present to hold the Annual Meeting?

Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting and vote in person, if you properly submit your proxy or if your shares are registered in the name of a bank or brokerage firm and you do not provide voting instructions and such bank or broker casts a vote on the ratification of accountants. On November 16, 2016, there were 6,562,500 shares of the Company’s common stock outstanding and entitled to vote. In order for us to conduct the Annual Meeting, a majority of our outstanding shares of common stock as of November 16, 2016 must be present at the Annual Meeting. This is referred to as a quorum. Consequently, 3,281,251 shares of common stock must be present at the Annual Meeting to constitute a quorum.

How many votes do I have?

Each share of common stock is entitled to one vote on each matter that comes before the Annual Meeting. Information about the stock holdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Security Ownership of Certain Beneficial Owners and Management.”

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record.  If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name.  If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

What is the proxy card?

The proxy card enables you to appoint Tim Richerson, our Chief Executive Officer and a director, as your representative, at the Annual Meeting. By completing and returning the proxy card, you are authorizing Mr. Richerson to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxy will vote your shares, under your proxy, according to his best judgment.

If I am a stockholder of record of the Company’s shares, how do I vote?

There are two ways to vote:

●	In person. If you are a stockholder of record, you may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive.

●	By Mail. You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

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If I am a beneficial owner of shares held in street name, how do I vote?

There are three ways to vote:

●	In person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

●	By mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

●

By telephone, fax, or over the Internet.  You may vote by proxy by submitting your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote customers’ unvoted shares on certain “routine” matters, including the ratification of accountants. At the Annual Meeting, your shares may only be voted by your brokerage firm for Proposal Two.

Brokers are prohibited from exercising discretionary authority on non-routine matters. Proposal One is considered a non-routine matter, and therefore brokers cannot exercise discretionary authority regarding this proposal for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). In the case of broker non-votes, and in cases where you abstain from voting on a matter when present at the Annual Meeting and entitled to vote, those shares will still be counted for purposes of determining if a quorum is present.

What vote is required to elect directors?

Directors are elected by a plurality of the votes cast at the Annual Meeting. Abstentions will have no effect on this proposal, assuming that a quorum is present.

What vote is required to ratify the selection by our Audit Committee of Withum as our independent registered public accounting firm?

Approval of the proposal to ratify the selection of Withum as our independent registered public accounting firm requires the affirmative vote of the majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have no effect on this proposal, assuming that a quorum is present.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again by signing and returning a new proxy card or vote instruction form with a later date or by attending the Annual Meeting and voting in person if you are a stockholder of record. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Chief Executive Officer at 1615 South Congress Avenue Suite 103 Delray Beach, Florida 33445, a written notice of revocation prior to the Annual Meeting.

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Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, your shares will be voted “FOR” all the director nominees and “FOR” the proposals being placed before our stockholders at the Annual Meeting.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Who bears the cost of soliciting proxies?

The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts.

Who is the sponsor of the Company?

References throughout this proxy statement to our “sponsor” are to Zhong Hui Holding Limited, a Seychelles limited company. The sole director, officer and shareholder of our sponsor is the Chairman of our Board of Directors.

Who can help answer my questions?

You can contact our Chief Executive Officer, Tim Richerson, at (561) 900-3672 or by sending a letter to Mr. Richerson at the offices of the Company at 1615 South Congress Avenue Suite 103 Delray Beach, Florida 33445 with any questions about the proposals described in this proxy statement or how to execute your vote.

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THE ANNUAL MEETING

We are furnishing this proxy statement to you as a stockholder of JM Global Holding Company as part of the solicitation of proxies by our Board for use at our Annual Meeting to be held on Tuesday, December 20, 2016 at 10:00 a.m., or any adjournment or postponement thereof.

Date, Time, Place and Purpose of the Annual Meeting

The Annual Meeting will be held at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, on Tuesday, December 20, 2016, at 10:00 a.m., local time. You are cordially invited to attend the Annual Meeting, at which stockholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:

●	To elect four directors to serve as Class I directors on the Board until the 2018 annual meeting of stockholders or until their successors are elected and qualified; and

●	To ratify the selection by our Audit Committee of Withum to serve as our independent registered public accounting firm for the year ending December 31, 2016.

Record Date, Voting and Quorum

Our Board fixed the close of business on November 16, 2016, as the Record Date for the determination of holders of our outstanding common stock entitled to notice of and to vote on all matters presented at the Annual Meeting. As of the record date, there were 6,562,500 shares of the Company’s common stock issued and outstanding and entitled to vote. Each share of common stock entitles the holder thereof to one vote.

The holders of 3,281,251 shares of common stock entitled to vote, present in person or represented by proxy at the Annual Meeting, constitute a quorum.

Required Vote

The affirmative vote of a plurality of the votes cast at the Annual Meeting by the holders of common stock entitled to vote in the election directors is required to elect directors.

The approval of the proposal to ratify the selection of Withum as our independent registered public accounting firm requires the affirmative vote of a majority of the common stock present in person or represented by proxy and entitled to vote on this matter at the Annual Meeting.

Voting

You can vote your shares at the Annual Meeting by proxy or in person.

You can vote by proxy by having one or more individuals who will be at the Annual Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Annual Meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

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If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate the Chief Executive Officer to act as your proxy at the Annual Meeting. He will then vote your shares at the Annual Meeting in accordance with the instructions you have given him in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) or postponement(s) of the Annual Meeting.

Alternatively, you can vote your shares in person by attending the Annual Meeting. You will be given a ballot at the Annual Meeting.

While we know of no other matters to be acted upon at this year’s Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with the best judgment of Mr. Richerson.

A special note for those who plan to attend the Annual Meeting and vote in person: if your shares are held in the name of a broker, bank or other nominee, you must bring a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the record date. In addition, you will not be able to vote at the Annual Meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Annual Meeting in the manner you direct. You may vote for or withhold your vote for each nominee or proposal or you may abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the election of each nominee for Director and “FOR” the ratification of the selection of Withum as our independent registered public accounting firm. “

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our Chief Executive Officer, Tim Richerson, at (561) 900-3672.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Annual Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Annual Meeting. A proxy may be revoked by filing with our Chief Executive Officer (JM Global Holding Company, 1615 South Congress Avenue Suite 103 Delray Beach, Florida 33445) either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (iii) by attending the Annual Meeting and voting in person.

Simply attending the Annual Meeting will not constitute revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Annual Meeting

Only holders of common stock, their proxy holders and guests we may invite may attend the Annual Meeting. If you wish to attend the Annual Meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and identification with a photo at the Annual Meeting. For example, you may bring an account statement showing that you beneficially owned shares of JM Global Holding Company as of the record date as acceptable proof of ownership. In addition, you must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

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Solicitation of Proxies

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding shares of common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Appraisal

Neither Delaware law nor our amended and restated certificate of incorporation provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Other Business

We are not currently aware of any business to be acted upon at the Annual Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the Annual Meeting. If other matters do properly come before the Annual Meeting, or at any adjournment(s) or postponement(s) of the Annual Meeting, we expect that shares of our common stock, represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Offices

Our principal executive offices are located at JM Global Holding Company, 1615 South Congress Avenue Suite 103 Delray Beach, Florida 33445. Our telephone number at such address is (561) 900-3672.

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Officers

The directors and executive officers of the Company are as follows:

Name	Age	Position
Qi (Jacky) Zhang (a)	41	Chairman of the Board of Directors
Tim Richerson (a)	55	Chief Executive Officer, Chief Financial Officer and Director
Peter Nathanial (a)	48	President and Director
Kurt Jetta, PhD (b) (c) (d)	54	Director
Dongliang Qu (b) (c) (d)	35	Director
Arthur B. Drogue (b) (c)	71	Director
Xiaoguang Liu (b)	52	Director

(a)	Class II director (to serve until the annual meeting of stockholders in 2017)
(b)	Class I director (to serve until the annual meeting of stockholders in 2018)
(c)	Member of Audit Committee
(d)	Member of Compensation Committee

Qi (Jacky) Zhang has been Chairman of our Board of Directors since inception. Mr. Zhang has been a senior management member of Nanjing Joymain Science and Technology Development Co., Ltd. (“Nanjing Joymain”), a health care consumer product company that develops, manufactures, markets and distributes high-tech health care consumer products through its direct sales channels in China, since June 2009, including holding positions as Global Chief Executive Officer since November 2012 and Executive President and Vice Chairman since December 2012. From June 2009 to October 2012, he was the President of Nanjing Joymain China District. Mr. Zhang is also the Global Chief Executive Officer and Vice Chairman of JM Ocean Avenue International Corporation Limited (“JM Ocean Avenue”), a global direct sales company that offers consumer products in the nutritional supplement, personal care, and lifestyle categories in over 30 countries. From 2003 to 2009, Mr. Zhang was an entrepreneur and involved in a number of health care and consumer products’ development companies with distribution through direct sales channels in China. . Previously, from 1995 to 2003, Mr. Zhang held various positions and was promoted as a branch manager by the end of his tenure at Hangzhou City Commercial Bank. Mr. Zhang holds an MBA degree from the Business School of Nanjing Normal University. We believe Mr. Zhang is well qualified to serve as Chairman due to his more than 16 years of experience in business management and health care and consumer product development and marketing.

Tim Richerson has been our Chief Executive Officer, Chief Financial Officer and a director since inception. He is currently the managing member of HopRocket, a members-only online travel company. He previously was the President of Global Operations and a director at JM Ocean Avenue, serving in such capacities from August 2014 through June 2015. Mr. Richerson started his career at Beecham Products in 1984 and then spent over a decade at Playtex Products, Inc. In 1998, Mr. Richerson was Senior Vice President & General Manager of Rexall Sundown (then a Nasdaq-listed company), a manufacturer and distributor of health-related consumer products in the Vitamin, Diet and Sports Nutrition categories with multiple brands and sales channels, and then company President from 2000 to 2002. During that time, Rexall was sold to Royal Numico in 2000 for $1.8 billion. During his tenure he was also a member of the Numico North American Management Committee, which included representatives from General Nutrition Centers (GNC) and Unicity, also Royal Numico-owned companies. During that time he was on the Associate Member Advisory Board with the National Association of Chain Drug Stores. In 2003, he cofounded the Alan James Group, (a branded consumer products company), which was purchased by Interleukin Genetics (NASDAQ:ILI), a genetics-based personalized health company, in 2006, and served as Interleukin’s Chief Executive officer until 2007. Mr. Richerson also served as a consultant to Burnham Financial Group from February 2013 through August 2014. He is a graduate of the University of Missouri and is a prior member of Young Presidents Organization (YPO). We believe Mr. Richerson is well qualified to serve as director due to his more than 30 years of business experience in the areas of consumer products and marketing.

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Peter Nathanial has been our President and a director since inception. Since January 2010, he has been a member of Impala Partners LLC, a boutique financial advisory, restructuring and investment firm. Prior to this, from January 2007 to December 2009, Mr. Nathanial served as the Group Chief Risk Officer at The Royal Bank of Scotland, based in Edinburgh. From 1991 to 2006 he held management positions at Citigroup in New York and internationally, including Zurich from 1993 to 1995, Moscow from 1995 to 1998, Warsaw from 1998 to 2000, and New York from 2000 to 2006. Mr. Nathanial serves on Advisory Boards and Boards of Directors and non-for profit organizations around the world including; Digital MR (UK) — member of the advisory board since January 2010; LITUS (Belgium) — member of the international advisory board, since March 2015; International Friends of Elepap — director since October 2014, and member of the International Advisory Council to the President of Cyprus, since May 2014. He is a former Member of the President’s Council of the International Crisis Group from January 2007 to July 2009, and from July 2012 to November 2012 served as an Expert Special Advisor to the International Monetary Fund. Mr. Nathanial was educated in Australia and holds a BA from Macquarie University. We believe Mr. Nathanial is well qualified to serve as director due to his extensive experience in the banking, private equity and risk management.

Kurt Jetta, Ph.D., one of our directors since July 2015, is currently the Chief Executive Officer and Lead Product Developer for TABS Group, Inc., a technology-enabled retail and consumer analytics firm, which he founded in 1998. In the 17 years since inception TABS Group, Inc. has gone from a one-man operation to 25 employees and 50+ retainer clients. Prior to TABS Group, from 1996 to 1998, Dr. Jetta was the CEO of Binky-Griptight, a supplier of baby accessory products in the US market. Dr. Jetta is also a Board Member for the Delray Beach Boys & Girls Club. Dr. Jetta has a B.S. in Statistics from North Carolina State University, an M.B.A. in Marketing from The Fuqua School of Business at Duke University and a doctorate in Economics from Fordham University. We believe Dr. Jetta is well qualified to serve as one of our directors due to his extensive operational experience in running TABS Group, as well as his deep educational background in marketing and economics.

Dongliang Qu, one of our directors since July 2015, is currently a partner at Jiangsu Zhongmeng Law Firm, a position he has held since August 2009; he is also the Executive Director of Nanjing Zhongmeng Intellectual Property Agency, an affiliate of Jiangsu Zhongmeng Law Firm that provides trademark, copyright, patent related, corporate and legal services. From October 2005 to July 2009, Mr. Qu was the Director of Intellectual Property at Jiangsu Ninghai Trademark Agency. Mr. Qu specializes in intellectual property and corporate laws. Mr. Qu’s legal practice encompasses intellectual property applications, complex trademark disputes, unfair competition, and intellectual property infringement matters. He has successfully represented a number of corporations in China in defending their intellectual property rights and trademark. Mr. Qu holds a bachelor degree from Nanjing University with a major in law and a bachelor degree from Southeast University with a major in electrical engineering and automation. We believe Mr. Qu is well qualified to serve as one of our directors due to his extensive experience as a practicing attorney.

Arthur B. Drogue, one of our directors since July 2016, has served as a Director of the Spar Group (Nasdaq: SGRP), a company that provides retail services to the consumer goods industry, since January 2013 and as a Director of Ruiz Foods, a privately held Mexican frozen foods company, since November 2011. Mr. Drogue has also served as the Chairman of Apollo Food Group dba Yasso, a private frozen Greek yogurt company, since December 2013 and as the Chairman of Cheating Gourmet, a private frozen seafood and frozen meat company, since January 2016. Mr. Drogue has served as Co-Founder and Partner of The Resource Team, a consulting practice focused on the consumer goods industry, since November 2011. Mr. Drogue served as the Interim Chief Operating Officer of Unreal Candy Company, a start-up confections company, from October 2012 to July 2013. Mr. Drogue served as an Operating Partner of the Raptor Consumer Fund, a private fund that invests in early stage companies in the consumer goods industry, from January 2011 to January 2015. Mr. Drogue was a Senior Vice President at Unilever NV (NYSE: UL) from 2000 until 2010. His previous professional experience includes senior management positions at Best Foods (Vice President of Sales, U.S., from 1999 to 2000), Sunbeam (Vice President of Sales, North America, from 1998 to 1999), Nabisco (Vice President and then Senior Vice President, Sales, from 1991 to 1998), Northeastern Organization Inc. (from 1989 to 1991), and General Mills (NYSE: GIS) (various positions, including Director of Operations and Strategic Planning, from 1969 to 1989). Mr. Drogue graduated with a B.A. from Stetson University. We believe that Mr. Drogue is well qualified to serve as a member of the Board due to his extensive experience serving as a director and senior officer of public and private companies.

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Xiaoguang Liu, one of our directors since August 2016, has served as a professor in the Tianjin University of Science and Technology since October 2009. From April 2006 until August 2009, Dr. Liu served as a post-doctoral associate in the Department of Biology of Texas A&M University and from March 2002 until January 2006 he served as a post-doctoral associate in the Department of Medicine of the University of Illinois at Chicago. Dr. Liu received his bachelor degree from Jiangxi Agricultural University, his master degree from Zhejiang Agricultural University and his doctorate from the University of Arizona. The Company believes Dr. Liu is well qualified to serve as a member of the Board because his clinical and technical background adds to, and rounds out the experience of, the Board.

Corporate Governance

The Board of Directors

Our amended and restated certificate of incorporation provides for a Board of Directors classified into two classes as nearly equal in number as possible, whose terms of office expire in successive years. Our Board of Directors now consists of seven directors as set forth above in the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers.”

Director Independence

NASDAQ listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that Messrs. Jetta, Qu, Drogue and Liu are “independent directors” as defined in the NASDAQ listing standards and applicable SEC rules. Our independent directors may schedule meetings at which only independent directors are present.

Committee Membership, Meetings and Attendance

We currently have the following standing committees: the Audit Committee and the Compensation Committee. Each of the standing committees of the Board of Directors is comprised entirely of independent directors.

During the fiscal year ended December 31, 2015:

●	the Board held one meeting and acted by unanimous written consent in lieu of a meeting four times;

●	two meetings of the Audit Committee were held; and

●	no meetings of the Compensation Committee were held.

Each of our incumbent directors attended or participated in at least 75% of the meetings of the Board of Directors and the respective committees of which he is a member held during the period such incumbent director was a director during fiscal year ended December 31, 2015.

We encourage all of our directors to attend our annual meetings of stockholders. This Annual Meeting will be the first annual meeting of stockholders of the Company.

Audit Committee

We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Nasdaq Listing Rules. In addition, our Board adopted a written charter for the Audit Committee. A copy of the Audit Committee charter is available, free of charge, from the Company by writing to the Company’s Chief Executive Officer, 1615 South Congress Avenue Suite 103 Delray Beach, Florida 33445.

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Messrs. Messrs. Jetta, Qu and Drogue serve as members of our Audit Committee. Dr. Jetta serves as chairman of the Audit Committee. Under the NASDAQ listing standards and applicable SEC rules, we are required to have three members of the Audit Committee, all of whom must be independent. Messrs. Jetta, Qu and Drogue are independent.

Each member of the Audit Committee is financially literate and our board of directors has determined that Dr. Jetta qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We have adopted an Audit Committee charter, which details the principal functions of the Audit Committee, including:

●	the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

●	pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

●	reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

●	setting clear hiring policies for employees or former employees of the independent auditors;

●	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

●	obtaining and reviewing a report, at least annually, from the independent auditors describing the independent auditor’s internal quality-control procedures and any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

●	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

●	reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

The members of our compensation committee are Messrs. Jetta and Qu. Mr. Qu serves as Chairman of the compensation committee. We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation in executive session at which the Chief Executive Officer is not present;

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●	reviewing and approving the compensation of all of our other executive officers;

●	reviewing our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

●	producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

No compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by NASDAQ and the SEC.

A copy of the Compensation Committee charter is available, free of charge, from the Company by writing to the Company’s Chief Executive Officer, at 1615 South Congress Avenue Suite 103 Delray Beach, Florida 33445.

Director Nominations

We do not have a standing nominating committee, though we intend to form a corporate governance and nominating committee as and when required to do so by law or NASDAQ rules. In accordance with Rule 5605(e)(2) of the NASDAQ rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who shall participate in the consideration and recommendation of director nominees are Messrs. Jetta, Qu, Drogue and Liu. In accordance with Rule 5605(e)(1)(A) of the NASDAQ rules, Messrs. Jetta, Qu, Drogue and Liu are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The board of directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to the Board should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

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Audit Committee Report*

The Audit Committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T. Additionally, the Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

Submitted by:

Audit Committee of the Board of Directors
Kurt Jetta
Dongliang Qu
Peter Nathaniel (former member of the Audit Committee)

*The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

Board Leadership Structure and Role in Risk Oversight

We currently have separate Chairman and Chief Executive Officer positions. We do not have a lead independent director. Our Board of Directors believes the Company is well-served by the current leadership structure.

The Board is actively involved in overseeing our risk management processes. The Board focuses on our general risk management strategy and ensures that appropriate risk mitigation strategies are implemented by management. Further, operational and strategic presentations by management to the Board include consideration of the challenges and risks of our businesses, and the Board and management actively engage in discussion on these topics. In addition, each of the Board’s committees considers risk within its area of responsibility. For example, the Audit Committee provides oversight to legal and compliance matters and assesses the adequacy of our risk-related internal controls. The Compensation Committee considers risk and structures our executive compensation programs to provide incentives to reward appropriately executives for growth without undue risk taking.

Director Recommendations and Nominations

The independent directors of the Board are currently responsible for assembling and maintaining a list of qualified candidates to serve on the Board, and it periodically reviews this list and researches the talent, skills, expertise, and general background of these candidates. The Board will from time to time review and consider candidates recommended by stockholders. Stockholder recommendations should be submitted in writing to: JM Global Holding Company, 1615 South Congress Avenue Suite 103 Delray Beach, Florida 33445, Attention: Tim Richerson, Chief Executive Officer and Chief Financial Officer.

Whether recommended by a stockholder or chosen by the independent directors, a candidate will be selected for nomination based on his or her talents and the needs of the Board. Although the Board does not have a formal diversity policy, it is expected that the independent directors will consider such factors as they deem appropriate to assist in developing a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors. These factors may include decision-making ability, judgment, personal integrity and reputation, experience with businesses and other organizations of comparable purpose and size, experience as an executive with a publicly traded company, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. Director candidates are evaluated in view of the criteria described above, as well as other factors deemed to be relevant by the Board, through reviews of biographical and other information, input from others, including members of the Board and executive officers of the Company, and personal discussions with the candidate when warranted by the results of these other assessments.

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Procedures for Contacting Directors

The Board has established a process for stockholders to send communications to the Board. Stockholders may communicate with the Board generally or a specific director at any time by writing to the Company’s Chief Executive Officer, 1615 South Congress Avenue Suite 103 Delray Beach, Florida 33445. We review all messages received, and forward any message that reasonably appears to be a communication from a stockholder about a matter of stockholder interest that is intended for communication to the Board. Communications are sent as soon as practicable to the director to whom they are addressed, or if addressed to the Board generally, to the Chairman of the Board. Because other appropriate avenues of communication exist for matters that are not of stockholder interest, such as general business complaints or employee grievances, communications that do not relate to matters of stockholder interest are not forwarded to the Board.

Code of Ethics

We have adopted a code of ethics that applies to our officers and directors. A copy of the code of ethics will be provided without charge upon request to us in writing at 1615 South Congress Avenue Suite 103 Delray Beach, Florida 33445 or by telephone at (561) 900-3672.

Executive Compensation

None of our executive officers or directors has received any cash (or non-cash) compensation for services rendered to us. Our sponsors, executive officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our independent directors review on a quarterly basis all payments that were made to our sponsors, officers, directors or our or their affiliates.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting, management or other fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our stockholders in connection with a proposed business combination. It is unlikely the amount of such compensation will be known at the time, because the directors of the post-combination business will be responsible for determining executive and director compensation. Any compensation to be paid to our officers will be determined by our compensation.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after the initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than ten percent of our common stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such forms, we believe that during the year ended December 31, 2015 there were no delinquent filers.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of November 17, 2016 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock, by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

●	each of our executive officers and directors that beneficially owns shares of our common stock; and

●	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock
Zhong Hui Holding Limited (our sponsor)(2)	4,496,500	68.5%
Qi (Jacky) Zhang(2)	4,496,500	68.5%
Tim Richerson	30,000	*
Peter Nathanial	30,000	*
Dr. Kurt Jetta	3,000	*
Dongliang Qu	3,000	*
Arthur B. Drogue(3)	-	*
Xiaoguang Liu(3)	-	*
All directors and executive officers as a group (7 individuals)	4,562,500	69.5%

*	Less than 1 percent.

(1)	Unless otherwise noted, the business address of each of the persons and following entities listed above is 1615 South Congress Avenue, Suite 103, Delray Beach, Florida 33445.

(2)	These shares represent (i) the founder shares held by our sponsor and (ii) 3,000,000 shares included in 3,000,000 units purchased by our sponsor in our initial public offering. Mr. Zhang owns 100% of our sponsor, Zhong Hui Holding Limited.

(3)	Zhong Hui Holding Limited has agreed to grant an option to such individual to acquire 6,000 shares of common stock.

The table above does not include the shares of common stock underlying the private placement warrants held by our sponsor because these securities are not exercisable within 60 days of this proxy statement.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In April 2015, our sponsor, Zhong Hui Holding Limited, which is an affiliate of our Chairman of the Board, purchased an aggregate of 1,504,688 founder shares for an aggregate purchase price of $25,000, or approximately $0.017 per share. In June 2015, our sponsor transferred 164,063 founder shares to each of Tim Richerson, our Chief Executive Officer, and Peter Nathanial, our President, as well as 3,000 founder shares to each of Messrs. Jetta and Qu, our independent directors. On September 8, 2015, our sponsor forfeited 192,188 founder shares because the underwriter’s overallotment option was not exercised. In January 2016, Messrs. Nathanial and Richerson transferred an aggregate of 268,126 founder shares to our sponsor.

Our sponsor purchased 250,000 placement units, at a price of $10.00 per unit ($2,500,000 in the aggregate) in a private placement that occurred simultaneously with the completion of our initial public offering. The placement warrants are identical to the warrants sold in our initial public offering, except that if held by our sponsor or its permitted assigns, they (a) may be exercised for cash or on a cashless basis, (b) are not subject to being called for redemption and (c) they (including the common stock issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the consummation of our initial business combination. There will be no redemption rights or liquidating distributions with respect to our founder shares, placement shares or warrants, which will expire worthless if we do not complete an initial business combination.

The placement units were sold in a private placement pursuant to Section 4(2) or Regulation D of the Securities Act and were exempt from registration requirements under the federal securities laws. As such, the holders of the placement warrants included in the placement units will be able to exercise such placement warrants even if, at the time of exercise, an effective registration statement and a current prospectus relating to the common stock issuable upon exercise of such warrants is not available. Our placement units and the underlying securities will become freely tradable only after they are registered.

Our sponsor purchased 3,000,000 units in our initial public offering. Our sponsor has agreed that it will not seek redemption of 1,000,000 shares included in such units. The remaining 2,000,000 shares included in such units could be redeemed on the same terms as the public shares.

Other than (i) repayment of loans made to us prior to the consummation of our initial public offering by our sponsor to cover offering-relating and organization expenses, (ii) repayment of any loans that our sponsor, management team, their affiliates or other third parties may have made to finance transaction costs in connection with an intended initial business combination (provided that if we do not consummate an initial business combination, we may use working capital held outside the trust account to repay such loaned amounts, but no proceeds from our trust account would be used for such repayment other than interest earned thereon); and (iii) reimbursement of any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations, no compensation or fees of any kind, including finder’s fees, consulting fees or other similar compensation, will be paid to our initial stockholders, officers, directors or any of their respective affiliates, prior to or with respect to our initial business combination (regardless of the type of transaction that it is). The audit committee will approve such payments.

As of the date of the consummation of our initial public, our sponsor had loaned us $140,500, and one of our executive officers had loaned us $50,250, which were used for a portion of the expenses of our initial public offering. These loans were non-interest bearing, unsecured and repaid upon the completion of such offering. As of the date of this report, we repaid the $50,250 owed to the executive officer and the $140,500 is still outstanding.

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Qi (Jacky) Zhang, the Chairman of our Board of Directors has agreed that, if the trust account is liquidated without the consummation of a business combination, he will indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below $10.00 per public share, except for any claims by any third party who executed a waiver of any and all rights to seek access to the trust account, regardless of whether such waiver is enforceable, and except for claims arising from our obligation to indemnify the underwriter of our initial public offering pursuant to the underwriting agreement for such offering. We have not independently verified whether Mr. Zhang has sufficient funds to satisfy his indemnity obligations, we have not asked Mr. Zhang to reserve for such obligations and he may not be able to satisfy those obligations. We believe the likelihood of Mr. Zhang having to indemnify the trust account is limited because we will endeavor to have all third parties that provide products or services to us and prospective target businesses execute agreements with us waiving any right, title, interest or claim of any kind in or to monies held in the trust account.

In order to fund working capital requirements and finance transaction costs in connection with an intended initial business combination, our sponsor, management team, their affiliates and other third parties may (but are not obligated to) loan us additional funds to fund our working capital requirements and transaction costs. The loans will be interest free. If we consummate an initial business combination, we would repay such loaned amounts. If we do not consummate an initial business combination, we may use a portion of any working capital held outside the trust account to repay such loaned amounts; however, no proceeds from the trust account may be used for such repayment, other than interest income earned thereon. If such funds are insufficient to repay the loan amounts, the unpaid amounts would be forgiven. Any part or all of such loans may be converted into additional warrants at $0.50 per warrant (a maximum of 1,000,000 warrants if up to $500,000 is loaned and that amount is converted into warrants) of the post-business combination entity at the option of our sponsor. The warrants would be identical to the placement warrants issued to our sponsor.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

All ongoing and future transactions between us and any member of our management team or his or her respective affiliates will be on terms believed by us at that time, based upon other similar arrangements known to us, to be no less favorable to us than are available from unaffiliated third parties. It is our intention to obtain estimates from unaffiliated third parties for similar goods or services to ascertain whether such transactions with affiliates are on terms that are no less favorable to us than are otherwise available from such unaffiliated third parties. If a transaction with an affiliated third party were found to be on terms less favorable to us than with an unaffiliated third party, we would not engage in such transaction.

Upon the completion of our initial public offering, we entered into a registration rights agreement with respect to the founder shares, placement shares, placement warrants and warrants which may be issued upon any conversion of working capital loans from our sponsor. These holders will be entitled to make up to three demands, excluding short form registration demands. In addition, these holders will have “piggy-back” registration rights allowing them to include their securities in other registration statements filed by us. We will bear the costs and expenses of filing any such registration statements.

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PROPOSALS TO BE CONSIDERED BY STOCKHOLDERS

PROPOSAL ONE — ELECTION OF FOUR CLASS I DIRECTORS

Our amended and restated certificate of incorporation provides for a Board of Directors classified into two classes as nearly equal in number as possible, whose terms of office expire in successive years. Our Board of Directors now consists of seven directors as set forth above in the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.

Messrs. Jetta, Qu, Drogue and Liu are nominated for election at this Annual Meeting of stockholders, as directors in Class I, to hold office until the annual meeting of stockholders in 2018, or until their successors are chosen and qualified.

Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted for the election as directors of each nominee unless any such nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by the Board of Directors. We have no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve.

Nominee Biographies

For biographies of each nominee to serve as a Class I directors, please see the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.

Required Vote

The four nominees receiving the highest number of affirmative votes shall be elected as directors. You may withhold votes from any or all nominees.

Recommendation

Our Board of Directors recommends a vote “FOR” the election to the Board of Directors of each of the abovementioned nominees.

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PROPOSAL TWO — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

We are asking the stockholders to ratify the Audit Committee’s selection of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2016. The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the stockholders do not ratify the selection of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2016, our Audit Committee intends to reconsider the selection of Withum as our independent registered public accounting firm.

Withum has audited our financial statements for the fiscal year ended December 31, 2015. The following is a summary of fees paid or to be paid to Withum for services rendered.

Audit Fees.   Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Withum in connection with regulatory filings. The aggregate fees billed Withum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the year ended December 31, 2015 totaled $61,000. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. During the year ended December 31, 2015, we did not pay Withum for consultations concerning financial accounting and reporting standards.

Tax Fees. We did not pay Withum for tax planning and tax advice for the year ended December 31, 2015.

All Other Fees. We did not pay Withum for other services for the year ended December 31, 2015.

Pre-Approval Policy

Our audit committee was formed upon the consummation of our initial public offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our board of directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Vote Required

The ratification of the appointment of Withum requires the vote of a majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting.

Recommendation

Our Board of Directors recommends a vote “FOR” the ratification of the selection by the Audit Committee of Withum as our independent registered public accounting firm.

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OTHER MATTERS

Submission of Stockholder Proposals for the 2017 Annual Meeting

We anticipate that the 2017 annual meeting of stockholders will be held no later than December 31, 2017. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2017 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices at 1615 South Congress Avenue Suite 103 Delray Beach, Florida 33445 no later than July 27, 2017.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 45 days before or after such anniversary date, notice by the stockholder to be timely must be so received not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for our 2017 Annual Meeting, assuming the meeting is held on or about December 20, 2017, notice of a nomination or proposal must be delivered to us no later than September 20, 2016 and no earlier than August 21, 2016. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

Householding Information

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

●	If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at 1615 South Congress Avenue Suite 103 Delray Beach, Florida 33445, to inform us of his or her request; or

●	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file annual and quarterly reports and other reports and information with the Securities and Exchange Commission. These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the Securities and Exchange Commission’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the Securities and Exchange Commission.

Any requests for copies of information, reports or other filings with the Securities and Exchange Commission should be directed to JM Global Holding Company, 1615 South Congress Avenue Suite 103 Delray Beach, Florida 33445, Attn: Tim Richerson, Chief Executive Officer.

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JM GLOBAL HOLDING COMPANY

Vote Your Proxy by mail:  Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

Please mark your votes like this	☐

PROXY

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES AND “FOR” PROPOSAL TWO.

1	To elect four Class I Directors to serve on the Company’s Board of Directors until the 2018 annual meeting of stockholders or until their successors are elected and qualified.

Election of Class I Directors: Kurt Jetta, Dongliang Qu, Arthur B. Drogue, and Xiaoguang Liu

For All ☐	Withhold All ☐	For All Except* ☐

*	Instruction: To withhold authority to vote for any individual nominee, mark the “For all Except” box above and write that nominee’s name on the line provided below.

2	Ratification of the selection by the Audit Committee of WithumSmith+Brown, PC to serve as our independent registered public accounting firm for the year ending December 31, 2016

For ☐	Against ☐	Abstain ☐

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature	Signature	Date , 2016

Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

JM GLOBAL HOLDING COMPANY
1615 South Congress Avenue Suite 103

Delray Beach, Florida 33445

December 20, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

JM GLOBAL HOLDING COMPANY

The undersigned hereby appoints Tim Richerson, proxy and attorney-in-fact, with the power of substitution and revocation, and hereby authorizes him to represent and vote, as designated below, all the shares of common stock of JM Global Holding Company (the “Company”) held of record by the undersigned at the close of business on November 16, 2016 at the Annual Meeting of Stockholders to be held at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York on Tuesday, December 20, 2016, at 10:00 a.m., local time, or any adjournment or postponement thereof (the “Meeting”) and authorizes and instructs said proxy to vote in the manner directed below.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH NOMINEE, AND FOR PROPOSAL TWO, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING.

(Continued, and to be marked, dated and signed, on the other side)

JM GLOBAL HOLDING COMPANY

This Proxy Statement and the 2016 Annual Report on Form 10-K are available at:

http://www.cstproxy.com/jmglobalholdingcompany/2016.